Exhibit 10.13

WAIVER, CONSENT AND AMENDMENT NO. 2 TO
LOAN AND SECURITY AGREEMENT

                    This WAIVER, CONSENT AND AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (“Amendment”) is dated as of January 25, 2008, and is entered into by and between WAVE2WAVE COMMUNICATIONS, INC., a Delaware corporation (“Borrower Representative”), and GREYSTONE FUNDING CORPORATION, a Virginia corporation, successor in interest to Greystone Business Credit II, L.L.C. (“Lender”).

WITNESSETH:

                    WHEREAS, Borrower Representative, Wilmington Trust Company and George Jeff Mennen as co-trustees U/A/D November 25, 1970, as amended for the benefit of John Henry Mennen (the “Mennen Trust”; and together with Borrower Representative, the “Borrowers” and each, a “Borrower”), and Lender are parties to that certain Loan and Security Agreement dated as of October 12, 2007 (as amended, modified and supplemented from time to time, the “Loan Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefore in the Loan Agreement); and

                    WHEREAS, separate Events of Default exist under Section 8.1 of the Loan Agreement for (i) Borrower’s failure to deliver to Lender a deposit account control agreement with Wachovia Bank, National Association, covering account number 200008773227 pursuant to the terms of that certain post-closing letter agreement executed by Borrowers and agreed to by Lender on October 12, 2007 (the “Post-closing Letter”); (ii) Borrowers’ failure to deliver to Lender evidence that no debt is owing by Borrowers to Level 3 Communications, LLC and Borrowers’ failure to deliver to Lender an acknowledgement copy of a filed UCC termination statement evidencing the termination of the UCC-1 financing statement number 51069054 filed in the Secretary of State of the State of Delaware naming Intellispace, Inc. as debtor, each pursuant to the terms of the Post-closing Letter; (iii) Borrowers’ failure to deliver to Lender evidence that the judgment lien in the amount of $54,932.15 in favor of plaintiff Getronicswang Co LLC has been released pursuant to the terms of the Post-closing Letter; and (iv) Borrowers’ failure to deliver to Lender a deposit account control agreement with North Fork Bank covering Borrowers’ deposits with North Fork Bank or Borrowers’ failure to (a) cause such deposits to be moved to a bank subject to a deposit account control agreement acceptable to Lender and (b) close such accounts with North Fork Bank, pursuant to the terms of the Post-closing Letter (collectively, the “Existing Events of Default”);

                    WHEREAS, Borrowers have requested that Lender waive the Existing Events of Default and Lender has agreed to waive the Existing Events of Default, subject to the terms and conditions contained herein;

                    WHEREAS, Borrower Representative has informed Lender that it desires to enter into a certain revolving loan and security agreement by and among Borrower Representative, RNK, Inc., a Massachusetts corporation, and Greystone Business Credit 11, L.L.C. dated as of January 25, 2008 (the “Revolving Loan Agreement”);

                    WHEREAS, in absence of prior written consent of Lender, the Revolving Loan Agreement shall constitute a Default under Section 5.20 of the Loan Agreement and a corresponding Event of Default under Section 8.1 of the Loan Agreement and a separate Event of Default under Section 8.1 of the Loan Agreement;

                    WHEREAS, Borrowers have requested that Lender consent to the Revolving Loan Agreement and Lender has agreed to consent to the Revolving Loan Agreement, subject to the terms and conditions contained herein; and

                    WHEREAS, Borrowers have requested that Lender amend the Loan Agreement in certain respects as set forth herein and Lender has agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein;

                    NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                    1. Waiver. Subject to the satisfaction of the conditions set forth in Section 4 hereof and in reliance upon the representations and warranties set forth in this Amendment, Lender hereby waives the Existing Events of Default; provided, that (a) within 45 days of the date hereof Borrower Representative delivers to Lender evidence of the release of the judgment lien in favor of plaintiff, Getronicswang Co LLC, (b) within 30 days of the date hereof Borrower Representative delivers to Lender evidence that account number 200008773227 at Wachovia Bank, National Association has been closed and (c) within 60 days after the date hereof, Borrower Representative either (1) causes North Fork Bank to execute and deliver lockbox and, Deposit Account control agreements in favor of Lender and in form and substance satisfactory to Lender covering all lockboxes and Deposit Accounts at North Fork Bank; or (ii) (A) open new lockboxes and Deposit Accounts at a financial association acceptable to Lender and cause such new lockboxes and Deposit Accounts to be subject to lockbox and Deposit Account control agreements in favor of Lender and in form and substance satisfactory to Lender and (B) close all existing lockboxes and Deposit Accounts held by Borrowers and their Subsidiaries with North Fork Bank.

The foregoing is a limited waiver and shall not constitute a waiver of any other Events of Default or Defaults that are now in existence or that may hereafter occur.

                    2. Consent. Lender hereby consents to the Revolving Loan Agreement. The foregoing is a limited consent and shall not constitute a consent to or waiver of any other Defaults or Events of Default that are now in existence or that may hereafter occur.

3. Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations set forth in Section4 below, the Loan Agreement is amended as follows:

(a) Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

3.4 Securities Account; Supplement to Portfolio. No Borrower shall take any action, including without limitation the transfer of any Securities out of any Securities Account, that will result in the aggregate marked to market value of the Securities in the Securities Accounts to be less than 117.65% of the outstanding principal balance of the Obligations on any date of determination. In the event that the aggregate marked to market value of Eligible Securities in the Securities Accounts is on any date of determination less than the lesser of (a) $39,700,000 and (b) 111.11% of the then outstanding principal balance of the Obligations, the Borrowers shall within one (1) Business Day, deposit Securities in. the Securities Accounts such that the aggregate value of Securities in the Securities Accounts exceeds the lesser of (a) $42,000,000 and (b) 117.65% of the then outstanding principal balance of the Obligations immediately after giving effect to such deposit.

(b) Section 5.3 of the Loan Agreement is hereby amended by amending and restating the fifth sentence thereof in its entirety as follows:

“Wave2Wave is not a lessee or sublessee under any real property lease or sublease pursuant to which the lessor or the sublessor may obtain any rights in any of the Collateral, except for the leases or subleases for locations (a) as to which Wave2Wave has delivered to Lender a landlord’s waiver in form and substance satisfactory to Lender or (b) where the value of the Collateral is at all times less than $250,000.”

                    (c) Section 5.20 of the Loan Agreement is hereby amended by deleting the word “and” immediately prior to subclause (B) of clause (v) thereof, redesignating subclause (B) as subclause (C) of clause (v) thereof, and inserting a new subclause (B) of clause (v) therein to read as follows:

”, (B) indebtedness incurred pursuant to the Revolving Loan Documents subject to the terms of the Intercreditor Agreement and”

(d) Section 7.2 of the Loan Agreement is hereby amended by deleting clause (ii) of the proviso in the first sentence thereof and inserting the following clause (ii) therein:

”(ii) if any Borrower or Affiliate of any Borrower is also a party to a financing arrangement with Lender, no such early termination by Borrower Representative shall be effective unless such Person simultaneously terminates its financing arrangement with Lender.”

(e) Section 7.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

7.4 Effect of Termination. No termination shall affect or impair any Tight or remedy of Lender or relieve any Borrower of any of the Obligations until all of the monetary Obligations have been indefeasibly paid in full. Upon indefeasible payment and performance in full of all of the monetary Obligations and termination of this Agreement, (a) the Mennen Trust acknowledges and agrees that the Revolving Joinder Agreement and Revolving Control Agreement shall be effective and in full force and effect without any action required by Lender, any of Lender’s Affiliates, the Mennen Trust, any of the Mennen Trust’s Affiliates or any other Person and (b) Lender shall promptly deliver to Borrower Representative termination statements, requests for reconveyances and such other documents as may be reasonably required to terminate Lender’s security interests in the Collateral.

                    (f) Schedule B of the Loan Agreement is hereby amended by amending the definition of “Permitted Debt” by deleting the word “and” immediately prior to clause (iv) thereof, redesignating clause (iv) as clause (v) thereof, and inserting a new clause (iv) therein to read as follows:

”, (iv) indebtedness incurred pursuant to the terms of the Revolving Loan Documents subject to the terms of the Intercreditor Agreement, and”

                    (g) Schedule B of the Loan Agreement is hereby amended by amending the definition of “Permitted Liens” by deleting the word “and” immediately prior to clause (xii) thereof, redesignating clause (xii) as clause (xii) thereof, and inserting a new clause (xii) therein to read as follows:

”(xii) Liens on the assets of Borrowers with respect to the Revolving Loan Documents; and”

(h) Schedule B of the Loan Agreement is hereby amended by adding the following new definitions thereto in appropriate alphabetical order:

“Intercreditor Agreement” means that certain Intercreditor Agreement dated as of January 25, 2008 between Lender and Greystone Business Credit II, L.L.C., as amended, restated, supplemented or otherwise modified from time to time.”

“Revolving Control Agreement” means that certain Control Agreement, Trading and Payment of Interest and Dividends Permitted dated January 25, 2008 among the Mennen Trust, Wilmington Trust Company and Greystone Business Credit II, L.L.C., as amended, restated, supplemented or otherwise modified from time to time.”

“Revolving Joinder Agreement” means that certain Joinder Agreement dated January 25, 2008 among the Mennen Trust, certain Obligors and Greystone Business Credit II, L.L.C., as amended, restated, supplemented or otherwise modified from time to time.”

“Revolving Loan Agreement” means that certain Loan and Security Agreement dated January 25, 2008 among Greystone Business Credit II, L.L.C., Wave2Wave and RNK, as amended, restated, supplemented or otherwise modified from time to time.”

“Revolving Loan Documents” means the Revolving Loan Agreement and each agreement, document or instrument executed in connection therewith, in each case, as amended, restated, supplemented or otherwise modified from time to time.”

4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent, each to be in form and substance satisfactory to Lender:

(a) Lender shall have received each agreement, document and instrument set forth on the Closing Checklist set forth as Exhibit A hereto, each in form and substance satisfactory to Lender;

(b) Lender shall have been reimbursed for all reasonable costs, fees and expenses incurred by Lender in connection with the preparation, execution, administration or enforcement of this Amendment;

                     (c) all proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel; and

(d) no Default or Event of Default shall have occurred and be continuing except for the Existing Events of Default.

5. Representations and Warranties. To induce Lender to enter into this Amendment, Borrowers, jointly and severally, represent and warrant to Lender that:

                    (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each Borrower and that this Amendment has been duly executed and delivered by each Borrower;

                    (b) each of the representations and warranties set forth in Section 5 of the Loan Agreement, are true and correct in all material respects as of the date hereof (except to the extent they relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date); and

(c) no Default or Event of Default has occurred and is continuing except for the Existing Events of Default.

6. Release. In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

Borrowers:	Lender:

WAVE2WAVE COMMUNICATIONS, INC.	GREYSTONE FUNDING CORPORATION

By: /s/ Eric Mann	By: /s/ [illegible signature]
Name: Eric Mann
Title: CFO	Its Authorized Signatory

Signature Page to Waiver, Consent and Amendment No. 2 to Loan and Security Agreement